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                                                                    EXHIBIT 10.5

                        IMPERIAL FINANCIAL GROUP, INC.
                           1997 SHARE INCENTIVE PLAN

     1. Purpose. The Imperial Financial Group, Inc. 1997 Share Incentive Plan
        -------
(the "Plan") is intended to provide incentives which will attract, retain and motivate highly competent persons as executive management, employees and directors of Imperial Financial Group, Inc. (the "Company") and of any parent (other than Imperial Bancorp and Imperial Bank) or subsidiary now existing or hereafter formed or acquired, by providing them opportunities to acquire shares of Common Stock, par value $.01 per share, of the Company (or if the Company amends its certificate of incorporation, shares of its Class A Common Stock, par value $.01 per share ("Class A Common Stock"), or Class B Common Stock, par value $.01 per share ("Class B Common Stock"), or any other class of its common stock) or to receive monetary payments based on the value of such shares pursuant to the Benefits (as defined below) described herein. Any common stock of the Company which may from time to time be authorized by the Company's certificate of incorporation is referred to herein as the "Common Stock". Furthermore, the Plan is intended to assist in aligning the interests of the Company's executive management employees and directors to those of its stockholders.

     2.  Administration.
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     (a) The Plan will be administered by the Board of Directors of the Company
(the "Board of Directors") or, if the Board of Directors so determines, by a committee appointed by the Board of Directors from among its members (such committee administering the Plan being hereinafter referred to as the "Committee"; and the Board of Directors or the Committee administering the Plan, as the case may be, being hereinafter referred to as the "Plan Administrator"). If the Board of Directors designates a Committee to administer the Plan, the Committee (which may include members of the compensation committee of the Board of Directors, if any) shall be comprised solely of not less than two members who shall be (i) "Non-Employee Directors" within the meaning of Rule 16b-3(b)(3) (or any successor rule) promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and (ii) unless otherwise determined by the Board of Directors, "outside directors" within the meaning of Section 162(m) of the Internal Revenue

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Code of 1986, as amended (the "Code").  The Plan Administrator is authorized, subject to the provisions of the Plan, to establish such rules and regulations as it deems necessary for the proper administration of the Plan and to make such determinations and interpretations and to take such action in connection with the Plan and any Benefits (as defined below) granted hereunder as it deems necessary or advisable. All determinations and interpretations made by the Plan Administrator shall be binding and conclusive on all participants and their legal representatives. No member of the Board of the Directors, no member of the Committee and no employee of the Company shall be liable for any act or failure to act hereunder, except in circumstances involving his or her bad faith, gross negligence or willful misconduct, or for any act or failure to act hereunder by any other member or employee or by any agent to whom duties in connection with the administration of this Plan have been delegated. The Company shall indemnify members of the Plan Administrator and any agent of the Plan Administrator who is an employee of the Company, against any and all liabilities or expenses to which they may be subjected by reason of any act or failure to act with respect to their duties on behalf of the Plan, except in circumstances involving such person's bad faith, gross negligence or willful misconduct.

        (b) The Plan Administrator may delegate to one or more of its members, or to one or more agents, such administrative duties as it may deem advisable, and the Plan Administrator, or any person to whom it has delegated duties as aforesaid, may employ one or more persons to render advice with respect to any responsibility the Plan Administrator or such person may have under the Plan. The Plan Administrator may employ such legal or other counsel, consultants and agents as it may deem desirable for the administration of the Plan and may rely upon any opinion or computation received from any such counsel, consultant or agent. Expenses incurred by the Plan Administrator in the engagement of such counsel, consultant or agent shall be paid by the Company, or the subsidiary whose employees have benefited from the Plan as determined by the Plan Administrator.

     3. Participants. Participants will consist of such executive management,
        ------------
employees and directors of the Company and of any parent (other than Imperial Bancorp and Imperial Bank) or subsidiary of the Company as the Plan Administrator in its sole discretion determines to be significantly responsible for the success and future growth




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and profitability of the Company and whom the Plan Administrator may designate from time to time to receive Benefits under the Plan. Designation of a participant in any year shall not require the Plan Administrator to designate such person to receive a Benefit in any other year or, once designated, to receive the same type or amount of Benefit as granted to the participant in any other year. The Plan Administrator shall consider such factors as it deems pertinent in selecting participants and in determining the type and amount of their respective Benefits.

     4. Type of Benefits. Benefits under the Plan may be granted in any one or a
        ----------------
combination of (a) Stock Options, (b) Stock Appreciation Rights, (c) Stock Awards, (d) Performance Awards and (e) Stock Units (each as described below, and collectively, the "Benefits"). Stock Awards, Performance Awards and Stock Units may, as determined by the Plan Administrator in its discretion, constitute Performance-Based Awards, as described in Section 11 below. Benefits shall be evidenced by agreements (which need not be identical) in such forms as the Plan Administrator may from time to time approve; provided, however, that in the event of any conflict between the provisions of the Plan and any such agreements, the provisions of the Plan shall prevail.

     5. Common Stock Available under the Plan. The aggregate number of shares of
        -------------------------------------
Common Stock that may be subject to Benefits, including Stock Options, granted under this Plan shall be 4,700,000 shares of Common Stock, which may be authorized and unissued or treasury shares, subject to any adjustments made in accordance with Section 12 hereof; provided however, that if the Company amends its certificate of incorporation to permit the issuance of Class A Common Stock and Class B Common Stock, the aggregate number of shares that may be subject to Benefits shall be 1,000,000 shares of Class A Common Stock and 3,700,000 shares of Class B Common Stock, which may be authorized and unissued or treasury shares subject to any adjustments made in accordance with Section 12 hereof. Participants may be issued Benefits that relate to any or all classes of Common Stock, in the sole discretion of the Plan Administrator. The maximum number of shares of Common Stock of any class with respect to which Benefits may be granted to any individual participant under the Plan shall be 800,000. Any shares of Common Stock subject to a Stock Option or Stock Appreciation Right which for any reason is cancelled or terminated without having been exercised, any shares subject

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to Stock Awards, Performance Awards or Stock Units which are forfeited, any shares subject to Performance Awards settled in cash or any shares delivered to the Company as part of full payment for the exercise of a Stock Option or Stock Appreciation Right shall again be available for grant as Benefits under the Plan. The preceding sentence shall apply only for purposes of determining the aggregate number of shares of Common Stock subject to Benefits.

     6.  Stock Options.  Stock Options will consist of awards from the Company
         -------------
that will enable the holder to purchase a specific number of shares of one or more classes of Common Stock, at set terms and at a fixed purchase price. Stock Options may be "incentive stock options" ("Incentive Stock Options"), within the meaning of Section 422 of the Code, or Stock Options which do not constitute Incentive Stock Options ("Nonqualified Stock Options"). The Plan Administrator will have the authority to grant to any participant one or more Incentive Stock Options, Nonqualified Stock Options, or both types of Stock Options (in each case with or without Stock Appreciation Rights). Each Stock Option shall be subject to such terms and conditions consistent with the Plan as the Committee may impose from time to time, subject to the following limitations:

          (a)  Exercise Price.  Each Stock Option granted hereunder shall have
               --------------
     such per-share exercise price as the Plan Administrator may determine at the date of grant; provided, however, that, except with respect to Stock
                        --------  -------
     Options granted as of the Effective Date (as defined herein) and subject to subsection (d) below, the per-share exercise price shall not be less than 100% of the Fair Market Value (as defined below) of the Common Stock on the date the option is granted.

          (b)  Payment of Exercise Price.  The option exercise price may be paid
               -------------------------
     in cash or, in the discretion of the Plan Administrator determined at the date of grant and set forth in the option agreement, by the delivery of shares of Common Stock of the Company then owned by the participant, by the withholding of shares of Common Stock for which a Stock Option is exercisable, or by a combination of these methods. In the discretion of the Plan Administrator determined at the date of grant and set forth in

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

such option agreement, payment may also be made by delivering a properly executed exercise notice to the Company together with a copy of irrevocable instructions to a broker to deliver promptly to the Company the amount of sale or loan proceeds to pay the exercise price. To facilitate the foregoing, the Company may enter into agreements for coordinated procedures with one or more brokerage firms. The Plan Administrator may prescribe any other method of paying the exercise price that it determines to be consistent with applicable law and the purpose of the Plan, including, without limitation, in lieu of the exercise of a Stock Option by delivery of shares of Common Stock of the Company then owned by a participant, providing the Company with a notarized statement attesting to the number of shares owned, where upon verification by the Company, the Company would issue to the participant only the number of incremental shares to which the participant is entitled upon exercise of the Stock Option. In determining which methods a participant may utilize to pay the exercise price, the Plan Administrator may consider such factors as it determines are appropriate.

     (c) Exercise Period.  Stock Options granted under the Plan shall be
         ---------------
exercisable at such time or times and subject to such terms and conditions as shall be determined by the Plan Administrator; provided, however, that no Stock
                                               --------  -------
Option shall be exercisable later than ten years after the date it is granted. All Stock Options shall terminate at such earlier times and upon such conditions or circumstances as the Plan Administrator shall in its discretion set forth in such option agreement at the date of grant.

     (d) Limitations on Incentive Stock Options.  Incentive Stock Options may be
         --------------------------------------
granted only to participants who are employees of the Company or a parent (other than Imperial Bancorp and Imperial Bank) or subsidiary of the Company at the date of grant. The aggregate market value (determined as of the time the option is granted) of the Common Stock with respect to which Incentive Stock Options are exercisable for the first time by a participant during any calendar year (under all

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     option plans of the Company) shall not exceed $100,000. For purposes of the preceding sentence, Incentive Stock Options will be taken into account in the order in which they are granted. Incentive Stock Options may not be granted to any participant who, at the time of grant, owns stock possessing (after the application of the attribution rules of Section 424(d) of the Code) more than 10% of the total combined voting power of all outstanding classes of stock of the Company or any subsidiary of the Company, unless the option price is fixed at not less than 110% of the Fair Market Value of the Common Stock on the date of grant and the exercise of such option is prohibited by its terms after the expiration of five years from the date of grant of such option. Notwithstanding anything to the contrary contained herein, no Incentive Stock Option may be exercised later than ten years after the date it is granted.

     7. Stock Appreciation Rights. The Plan Administrator may, in its
        -------------------------
discretion, grant Stock Appreciation Rights to the holders of any Stock Options granted hereunder. In addition, Stock Appreciation Rights may be granted independently of, and without relation to, options. A Stock Appreciation Right means a right to receive a payment, in cash, Common Stock (of either or both classes) or a combination thereof, in an amount equal to the excess of (x) the Fair Market Value, or other specified valuation, of a specified number of shares of Common Stock on the date the right is exercised over (y) the Fair Market Value, or other specified valuation (which shall be no less than the Fair Market Value), of such shares of Common Stock on the date the right is granted, all as determined by the Plan Administrator; provided, however, that if a Stock
                                      --------  -------
Appreciation Right is granted retroactively in tandem with or in substitution for a Stock Option, the designated Fair Market Value in the award agreement may be the Fair Market Value on the date such Stock Option was granted. Each Stock Appreciation Right shall be subject to such terms and conditions as the Committee shall impose from time to time.

     8. Stock Awards. The Plan Administrator may, in its discretion, grant Stock
        ------------
Awards (which may include mandatory payment of bonus incentive compensation in stock) consisting of any or all classes of Common Stock issued or transferred to participants with or without other payments therefor as additional compensation for services to the

Company. Stock Awards may be subject to such terms and conditions as the Plan Administrator determines are appropriate, including, without limitation, restrictions on the sale or other disposition of such shares, and the right of the Company to reacquire such shares for no consideration upon termination of the participant's employment within specified periods, and may constitute Performance-Based Awards, as described below. The Plan Administrator may require the participant to deliver a duly signed stock power, endorsed in blank, relating to the Common Stock covered by such an Award. The Plan Administrator may also require that the stock certificates evidencing such shares be held in custody or bear restrictive legends until the restrictions thereon shall have lapsed. The Stock Award shall specify whether the participant shall have, with respect to the shares of Common Stock subject to a Stock Award, all of the rights of a holder of shares of Common Stock of the Company, including the right to receive dividends and to vote the shares.

     9.  Performance Awards.
         ------------------

     (a) Performance Awards may be granted to participants at any time and from time to time, as shall be determined by the Plan Administrator. Performance Awards may, as determined by the Plan Administrator in its sole discretion, constitute Performance-Based Awards. The Plan Administrator shall have complete discretion in determining the number, amount and timing of awards granted to each participant. Such Performance Awards may be in the form of shares of Common Stock or Stock Units. Performance Awards may be awarded as short-term or long-term incentives. With respect to those Performance Awards that are intended to constitute Performance-Based Awards, the Plan Administrator shall set performance targets at its discretion which, depending on the extent to which they are met, will determine the number and/or value of Performance Awards that will be paid out to the participants, and may attach to such Performance Awards one or more restrictions. Performance targets may be based upon, without limitation, Company-wide, divisional and/or individual performance.

     (b) With respect to those Performance Awards that are not intended to constitute Performance-Based Awards, the Plan Administrator shall have the authority at any time to make adjustments to performance targets for any outstanding Performance Awards which the Plan Administrator deems necessary or desirable unless at the time of establishment of goals the Plan Administrator shall have precluded its authority to make such adjustments.

          (c) Payment of earned Performance Awards shall be made in accordance with terms and conditions prescribed or authorized by the Plan Administrator. The participant may elect to defer, or the Plan Administrator may require or permit the deferral of, the receipt of Performance Awards upon such terms as the Plan Administrator deems appropriate.

          10.  Stock Units.
               -----------

          (a) The Plan Administrator may, in its discretion, grant Stock Units to participants hereunder. Stock Units may, as determined by the Plan Administrator in its sole discretion, constitute Performance-Based Awards. The Plan Administrator shall determine the criteria for the vesting of Stock Units. A Stock Unit granted by the Plan Administrator shall provide for payment in shares of any or all classes of Common Stock at such time as the award agreement shall specify. Shares of Common Stock issued pursuant to this Section 10 may be issued with or without other payments therefor as may be required by applicable law or such other consideration as may be determined by the Committee. The Plan Administrator shall determine whether a participant granted a Stock Unit shall be entitled to a Dividend Equivalent Right (as defined below).

          (b) Upon vesting of a Stock Unit, unless the Plan Administrator has determined to defer payment with respect to such unit or a Participant has elected to defer payment under subsection (c) below, shares of Common Stock representing the Stock Units shall be distributed to the participant unless the Plan Administrator, with the consent of the participant, provides for the payment of the Stock Units in cash or partly in cash and partly in shares of Common Stock equal to the value of the shares of Common Stock which would otherwise be distributed to the participant.

          (c) Prior to the year with respect to which a Stock Unit may vest, the participant may elect not to receive Common Stock upon the vesting of such Stock Unit and for the Company to continue to maintain the Stock Unit on its books of account. In such event, the value of a Stock Unit shall be payable in shares of Common Stock pursuant to the agreement of deferral.

          (d) A "Stock Unit" means an account representing one share of a specified class of Common Stock. A "Dividend Equivalent Right" means the right to receive the amount of any dividend paid on the share of Common Stock underlying a Stock Unit, which shall be payable in cash or in the form of additional Stock Units.

          11.  Performance-Based Awards.  Certain Benefits granted under the
               ------------------------
Plan may be granted in a manner such that the Benefits qualify for the performance-based compensation exemption of Section 162(m) of the Code ("Performance-Based Awards"). As determined by the Plan Administrator in its sole discretion, either the granting or vesting of such Performance-Based Awards are to be based upon one or more of the following factors: net sales, pretax income before allocation of corporate overhead and bonus, budget, earnings per share, net income (calculated with such adjustments to gross income as are determined by the Plan Administrator), division, group or corporate financial goals, return on stockholders' equity, return on assets, attainment of strategic and operational initiatives, appreciation in and/or maintenance of the price of the Common Stock or any other publicly-traded securities of the Company, market share, gross profits, earnings before interest and taxes, earnings before interest, taxes, dividends and amortization, economic value-added models and comparisons with various stock market indices, reductions in costs or any combination of the foregoing. With respect to Performance-Based Awards, (i) the Plan Administrator shall establish in writing (x) the objective performance-based goals applicable to a given period and (y) the individual employees or class of employees to which such performance-based goals apply, in each case no later than 90 days after the commencement of such fiscal period (but in no event after 25% of such period has elapsed) and (ii) no Performance-Based Awards shall be payable to or vest with respect to, as the case may be, any participant for a given fiscal period until the Plan Administrator certifies in writing that the objective performance goals (and any other material terms) applicable to such period have been satisfied. With respect to any Benefits intended to qualify as Performance-Based Awards, after establishment of a performance goal, the Plan Administrator shall not revise such performance goal or increase the amount of compensation payable thereunder (as determined in accordance with Section 162(m) of the Code) upon the attainment of such performance goal. Notwithstanding the preceding sentence, the Plan Administrator may reduce or eliminate the number of shares of Common Stock

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

or cash granted or the number of shares of Common Stock vested upon the attainment of such performance goal.

          12.  Adjustment Provisions; Change in Control.
               ----------------------------------------

          (a) If there shall be any change in the Common Stock of the Company, through merger, consolidation, reorganization, recapitalization, stock dividend, stock split, reverse stock split, split up, spinoff, combination of shares, exchange of shares, dividend in kind or other like change in capital structure or distribution (other than normal cash dividends) to stockholders of the Company, an adjustment shall be made to each outstanding Stock Option and Stock Appreciation Right such that each such Stock Option and Stock Appreciation Right shall thereafter be exercisable for such securities, cash and/or other property as would have been received in respect of the Common Stock subject to such Stock Option or Stock Appreciation Right had such Stock Option or Stock Appreciation Right been exercised in full immediately prior to such change or distribution, and such an adjustment shall be made successively each time any such change shall occur. In addition, in the event of any such change or distribution, in order to prevent dilution or enlargement of participants' rights under the Plan, the Plan Administrator will have authority to adjust, in an equitable manner, the number and kind of shares that may be issued under the Plan, the number and kind of shares subject to outstanding Benefits, the exercise price applicable to outstanding Benefits, and the Fair Market Value of the Common Stock and other value determinations applicable to outstanding Benefits. Appropriate adjustments may also be made by the Plan Administrator with respect to the terms of any Benefits under the Plan to reflect such changes or distributions and to modify any other terms of outstanding Benefits on an equitable basis, including modifications of performance targets and changes in the length of performance periods. In addition, other than with respect to Stock Options, Stock Appreciation Rights and other awards intended to constitute Performance-Based Awards, the Plan Administrator is authorized to make adjustments to the terms and conditions of, and the criteria included in, Benefits in recognition of unusual or nonrecurring events affecting the Company or the financial statements of the Company, or in response to changes in applicable laws, regulations, or accounting principles. Notwithstanding the foregoing, (i) each such adjustment with respect to an Incentive Stock Option shall comply with the rules of Section 424(a) of the Code and (ii) in no event

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

shall any adjustment be made which would render any Incentive Stock Option granted hereunder other than an incentive stock option for purposes of Section 422 of the Code.

          (b) Notwithstanding any other provision of this Plan, if there is a Change in Control of the Company, all then outstanding Stock Options and Stock Appreciation Rights shall immediately become exercisable. For purposes of this
Section 12(b), a "Change in Control" of the Company shall be deemed to have occurred upon any of the following events:

               (i) A person or entity or group of persons or entities, acting in concert, shall become the direct or indirect beneficial owner (within the meaning of Rule 13d-3 of the Exchange
                     Act) of securities of the Company representing fifty percent (50%) or more of the combined voting power of the issued and outstanding common stock of the Company (a "Significant Owner"), unless such shares are originally issued to such Significant Owner by the Company and other than any changes in beneficial ownership resulting from the consummation of the spinoff of the Common Stock of the Company (the "Spin Off") as contemplated in that certain request for rulings dated April 11, 1997 submitted to the Internal Revenue Service; or

               (ii) The majority of the Company's Board of Directors is no longer comprised of the incumbent directors who constitute the Board of Directors on the Effective Date (as hereinafter defined) and any other individual(s) who becomes a director subsequent to the Effective Date whose initial election or nomination for election as a director, as the case may be, was approved by at least a majority of the directors who comprised the incumbent directors as of the date of such election or nomination; or

               (iii) The Company's Class A Common Stock shall cease to be publicly traded from and after Spin Off; or

               (iv) A sale of all or substantially all of the assets of the Company; or

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

               (v) The Board of Directors shall approve any merger, consolidation, or like business combination or reorganization of the Company, the consummation of which would result in the occurrence of any event described above in this Section 12(b), and such transaction shall have been consummated.

          The Plan Administrator, in its discretion, may determine that, upon the occurrence of a Change in Control of the Company, each Stock Option and Stock Appreciation Right outstanding hereunder shall terminate within a specified number of days after notice to the holder, and such holder shall receive, with respect to each share of Common Stock subject to such Stock Option or Stock Appreciation Right, an amount equal to the excess of the Fair Market Value of such shares of Common Stock immediately prior to the occurrence of such Change in Control over the exercise price per share of such Stock Option or Stock Appreciation Right; such amount to be payable in cash, in one or more kinds of property (including the property, if any, payable in the transaction) or in a combination thereof, as the Plan Administrator, in its discretion, shall determine.

          13.  Transferability.  Each Benefit granted under the Plan to a
               ---------------
participant shall not be transferable otherwise than by will or the laws of descent and distribution, and shall be exercisable, during the participant's lifetime, only by the participant. In the event of the death of a participant, each Stock Option or Stock Appreciation Right theretofore granted to him or her shall be exercisable during such period after his or her death as the Plan Administrator shall in its discretion set forth in such option agreement or right agreement at the date of grant and then only by the executor or administrator of the estate of the deceased participant or the person or persons to whom the deceased participant's rights under the Stock Option or Stock Appreciation Right shall pass by will or the laws of descent and distribution. Notwithstanding the foregoing, at the discretion of the Plan Administrator, an award of a Benefit other than an Incentive Stock Option may permit the transferability of a Benefit by a participant solely to members of the participant's immediate family or trusts or family partnerships for the benefit of such persons, subject to any restriction included in the award of the Benefit.

     14.  Other Provisions.  The award of any Benefit under the Plan may also be
          ----------------
subject to such other provisions (whether or not applicable to the Benefit awarded to any other participant) as the Plan Administrator determines at the date of grant, appropriate, including, without limitation, for the installment purchase of Common Stock under Stock Options, for the installment exercise of Stock Appreciation Rights, to assist the participant in financing the acquisition of Common Stock, for the forfeiture of, or restrictions on resale or other disposition of, Common Stock acquired under any form of Benefit, for the acceleration of exercisability or vesting of Benefits in the event of a Change in Control of the Company, for the payment of the value of Benefits to participants in the event of a Change in Control of the Company, or to comply with federal and state securities laws, or understandings or conditions as to the participant's relationship with the Company in addition to those specifically provided for under the Plan.

     15.  Fair Market Value.  For purposes of this Plan and any Benefits awarded
          -----------------
hereunder, Fair Market Value shall be, if the applicable class of Common Stock is readily tradeable on a national securities exchange or other market system, the closing price of the applicable class of Common Stock on the date of calculation (or on the last preceding trading date if Common Stock was not traded on such date) of the Company, and if the Company's Common Stock is not readily tradeable, Fair Market Value shall mean the amount determined in good faith by the Plan Administrator as the fair market value of the Common Stock of the Company.

     16.  Withholding.  All payments or distributions of Benefits made pursuant
          -----------
to the Plan shall be net of any amounts required to be withheld pursuant to applicable federal, state or local tax withholding requirements. If the Company proposes or is required to distribute Common Stock pursuant to the Plan, it may require the recipient to remit to it or to the corporation that employs such recipient an amount sufficient to satisfy such tax withholding requirements prior to the delivery of any certificates for such Common Stock. In lieu thereof, the Company or the employing corporation shall have the right to withhold the amount of such taxes from any other sums due or to become due from such corporation to the recipient as the Plan Administrator shall prescribe. The Plan Administrator may, in its discretion and subject to such rules as it may adopt (including any as may be required to satisfy applicable tax and/or non-tax regulatory requirements),

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

permit a holder of a Benefit to pay all or a portion of the federal, state and local withholding taxes arising in connection with any Benefit consisting of shares of Common Stock by electing to have the Company withhold shares of Common Stock having a Fair Market Value equal to the amount of tax to be withheld, such tax calculated at rates required by statute or regulation.

     17. Tenure. A participant's right, if any, to continue to serve the Company
         ------
as a director, officer, employee, or otherwise, shall not be enlarged or otherwise affected by his or her designation as a participant under the Plan.

     18. Unfunded Plan. Participants shall have no right, title or interest
         -------------
whatsoever in or to any investments which the Company may make to aid it in meeting its obligations under the Plan. Nothing contained in the Plan, and no action taken pursuant to its provisions, shall create or be construed to create a trust of any kind, or a fiduciary relationship between the Company and any participant, beneficiary, legal representative or any other person. To the extent that any person acquires a right to receive payments from the Company under the Plan, such right shall be no greater than the right of an unsecured general creditor of the Company. All payments to be made hereunder shall be paid from the general funds of the Company and no special or separate fund shall be established and no segregation of assets shall be made to assure payment of such amounts except as expressly set forth in the Plan. The Plan is not intended to be subject to the Employee Retirement Income security Act of 1974, as amended.

     19. No Fractional Shares. No fractional shares of Common Stock shall be
         --------------------
issued or delivered pursuant to the Plan or any Benefit. The Plan Administrator shall determine whether cash, or Benefits, or other property shall be issued or paid in lieu of fractional shares or whether such fractional shares or any rights thereto shall be forfeited or otherwise eliminated.

     20. Duration, Amendment and Termination. No Benefit shall be granted more
         -----------------------------------
than ten years after the Effective Date; provided, however, that the terms and
                                         --------  -------
conditions applicable to any Benefit granted prior to such date may thereafter be amended or modified by mutual agreement between the Company and the participant or such other persons as may then have an interest therein. Also,

                                      14
by mutual agreement between the Company and a participant hereunder, under this Plan or under any other present or future plan of the Company, Benefits may be granted to such participant in substitution and exchange for, and in cancellation of, any Benefits previously granted such participant under this Plan, or any other present or future plan of the Company. The Board of Directors may amend the Plan from time to time or suspend or terminate the Plan at any time. However, no action authorized by this Section 20 shall reduce the amount of any existing Benefit or change the terms and conditions thereof without the Participant's consent. No amendment of the Plan shall, without approval of the stockholders of the Company, (i) increase the total number of shares which may be issued under the Plan or the maximum number of shares with respect to Stock Options, Stock Appreciation Rights and other Benefits that may be granted to any individual under the Plan or (ii) modify the requirements as to eligibility for Benefits under the Plan; provided, however, that no amendment may be made
                             --------  -------
without approval of the stockholders of the Company if the amendment will disqualify any Incentive Stock Options granted hereunder.

     21.  Governing Law.  This Plan, Benefits granted hereunder and actions
          -------------
taken in connection herewith shall be governed and construed in accordance with the laws of the State of Delaware (regardless of the law that might otherwise govern under applicable Delaware principles of conflict of laws).

     22.  Effective Date.  (a) The Plan shall be effective as of April 23, 1997
          --------------
(the "Effective Date").

     (b) This Plan shall terminate on April 22, 2007 (unless sooner terminated by the Board of Directors).

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